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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         I hereby consent to the use in Form S-8 of my report dated May 14, 2001, relating to the financial statements of Power Technology, Inc., which is incorporated by reference therein.

February 8, 2002                       Brad Beckstead

                                       /s/ Brad Beckstead
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